                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                          7-5/8% SENIOR NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK ENTRY FORM)
                                       OF
                          LENFEST COMMUNICATIONS, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer of Lenfest Communications, Inc. (the "Company") made pursuant to the Prospectus, dated May __, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), if (i) certificates for the 7-5/8% Senior Notes due 2008 (the "Old Senior Notes") are not available, (ii) the Old Senior Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Senior Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Senior Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent For The Exchange Offer Is:
                              The Bank Of New York

By Registered or Certified Mail             Facsimile Transmissions:              By Hand Or Overnight
                                          (Eligible Institutions Only)            Delivery


The Bank of New York                                                              The Bank of New York
101 Barclay Street, 7E                                                            101 Barclay Street
New York, New York 10286                    Confirm By Telephone:                 Corporate Trust Services
Attn: Reorganization Section                                                      Window, Ground Level
                                                                                  New York, NY  10286
                                            For Information Call:                 Attn:  Reorganization Section

         Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Senior Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

Aggregate Liquidation Amount                Name(s) of Registered Holder(s):
Amount Tendered:  $________________         ____________________________________

                                            ____________________________________

Certificate No(s)
if available): _______________________


(Total Liquidation Amount Represented by
Old Senior Note(s)

$ _________________________________

If Old Senior Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ______________________

Date: ____________________________________

_______________________

--------------------------------------------------------------------------------
         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

x_______________________________            ____________

x_______________________________            ____________
Signature(s) of Owner(s)                    Date
or Authorized Signatory

Area Code and Telephone Number:             ____________

         Must be signed by the holder(s) of the Old Senior Notes as their name(s) appear(s) on certificates for the Old Senior Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):       _________________________________________________________

               _________________________________________________________

               _________________________________________________________

Capacity:      _________________________________________________________

Address(es)    _________________________________________________________

               _________________________________________________________

               _________________________________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Senior Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Senior Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Senior Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

__________________________________          __________________________________
          Name of Firm                              Authorized Signature

__________________________________          __________________________________
            Address                                        Title

__________________________________          __________________________________
           Zip Code                                (Please Type or Print)

Area Code and Telephone No. ________        Dated: ________________

NOTE:   DO NOT SEND CERTIFICATES FOR OLD SENIOR NOTES WITH THIS FORM.
CERTIFICATES FOR OLD SENIOR NOTES SHOULD NLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.